UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2025

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information
Item 2.02    Results of Operations and Financial Condition.
On December 10, 2025, Daktronics Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended November 1, 2025 (the “Press Release”). A copy of the Press Release is furnished with this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated herein by reference.
The information in this Report, including the Press Release, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liability under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Section 8 - Other Events
Item 8.01    Other Events.
On December 9, 2025, the Board of Directors of the Company (the “Board”) approved a share repurchase authorization pursuant to which the Company may repurchase up to an additional $20 million of outstanding shares of the Company’s common stock (“Share Repurchases”) under the Company’s stock repurchase program (the “Repurchase Program”). As of the date of this Report, approximately $25.7 million of the $80 million authorized by the Board remained available for Share Repurchases under the Repurchase Program.

Share Repurchases may occur from time to time in open market purchases, private transactions, or other transactions. The timing, volume, and nature of Share Repurchases will be at the sole discretion of the Company’s management and will be dependent on market conditions, applicable securities laws and other legal requirements, business considerations, and other factors. The Repurchase Program does not have a fixed expiration date and may be suspended, discontinued, or terminated at any time. Under the Repurchase Program, the Company may conduct Share Repurchases in accordance with all applicable securities laws and regulations, including Rule 10b5-1 and Rule 10b-18 under the Exchange Act. No assurance can be given that any particular number of shares of common stock will be repurchased.
Section 9 – Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits:
(d)Exhibits. The following exhibit is furnished as part of this Report:

Exhibit No.	Description
99.1	Press Release dated December 10, 2025, issued by Daktronics, Inc. regarding second quarter fiscal 2026 results.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: December 10, 2025